UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 24, 2020
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CLOUDERA, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38069	26-2922329
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
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395 Page Mill Road
Palo Alto, CA 94306
(Address of principal executive offices and zip code)
(650) 362-0488
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.00005 per share	CLDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2020, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Cloudera, Inc. (the “Company”) approved and adopted amendments to the Cloudera Bonus Plan - Executive Officers and Leadership Team (as amended, the “Amended Bonus Plan”) in order to expressly allow for payments to be made on a quarterly basis. The Amended Bonus Plan provides for cash compensation incentives to executive officers of the Company, including each of the Company’s named executive officers, based upon the achievement of certain performance metrics. As amended, the Amended Bonus Plan provides for performance periods and payments on annual, quarterly or other time periods as may be determined by the Compensation Committee in its sole discretion, and pursuant to this Amended Bonus Plan, the fiscal year 2021 bonuses will be measured and paid on a quarterly basis. The Amended Bonus Plan also includes certain technical and clarifying revisions. No awards have been made to executive officers under the Amended Bonus Plan as of the filing of this Current Report on Form 8-K.

The foregoing summary and description of the Amended Bonus Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bonus Plan included as Exhibit 10.01 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 25, 2020, the Board amended and restated the Company’s bylaws (the “Amended and Restated Bylaws”) to adopt a new Article XI, Exclusive Forum, a provision designating the federal district courts of the United States as the exclusive jurisdiction for any litigation arising under the Securities Act of 1933, as amended.

The foregoing summary and description of the provision of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws included as Exhibit 3.01 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.01	Amended and Restated Bylaws
10.01	Amended Cloudera, Inc. Bonus Plan - Executive Officers and Leadership Team
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 26, 2020	CLOUDERA, INC.

	By:	/s/ David Middler
	Name:	David Middler
	Title:	Chief Legal Officer